Exhibit 32-a

                                CERTIFICATION BY
                             CHIEF EXECUTIVE OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                         PURSUANT TO 18 U.S.C. ss. 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the annual report on Form 10-K of Trustmark Corporation for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the"Report"), the undersigned, Richard G. Hickson, the Chairman of the Board, President and Chief Executive Officer, hereby certifies the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark Corporation.

BY:    /s/ Richard G. Hickson
       ----------------------
       Richard G. Hickson
       Chairman of the Board, President
       & Chief Executive Officer

DATE:  March 9, 2004
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                                                                    Exhibit 32-b

                                CERTIFICATION BY
                             CHIEF FINANCIAL OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                         PURSUANT TO 18 U.S.C. ss. 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the annual report on Form 10-K of Trustmark Corporation for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the"Report"), the undersigned, Zach L. Wasson, Treasurer, hereby certifies the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark Corporation.

BY:    /s/ Zach L. Wasson
       ---------------------
       Zach L. Wasson
       Treasurer (Principal
       Financial Officer)

DATE:  March 9, 2004